Mueller Water Products

Where Intelligence Meets Infrastructure®

Goldman Sachs Industrials Conference 2013

November 14, 2013



NON-GAAP FINANCIAL MEASURES

The Company reports its financial results under accounting principles generally accepted in the United States ("GAAP"), as well as through the use of non-GAAP measures. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income (loss) represents operating income (loss) excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income (loss) excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per diluted share exclude, on an after-tax basis, discontinued operations, restructuring, certain costs from settled interest rate swap contracts, certain tax adjustments and expenses related to the early extinguishment of debt. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures from continuing operations. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of non-GAAP to GAAP results is included as an attachment to this press release and has been posted online at www.muellerwaterproducts.com.

FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding general economic trends and expected conditions, trends and expected conditions in our end markets, our long-term financial and non-financial targets, our expectations of operating leverage as our end markets recover and the expected performance of our metering and leak detection products and services.

Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments.

Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

OUR BUSINESS

$1.1 billion LTM net sales (as of September 30, 2013)

Specified in 100 largest U.S. metropolitan markets(1)

(1) Valves or hydrants

FY2013 PRIMARY END MARKETS NET SALES $1.1B



55%
Repair and replacement of municipal water distribution and treatment systems
5%
Residential construction*
30%
Non-residential construction
10%
Oil & gas

*Residential construction driven primarily by new community development

PORTFOLIO



Fire Hydrants



Valves



Metering Systems



Piping Component Systems



Pipe Condition Assessment and Leak Detection

Mueller Water Products


AL
LISTED
FIRE MAIN
HYDRANT

Leading North American provider of water infrastructure and flow control products and services

INVESTMENT HIGHLIGHTS

- Improved results driven by strong incremental operating leverage as end markets recover
- Leading brands in water infrastructure and one of the largest installed bases of valves and hydrants in the U.S.
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings for diagnostic analysis and data management
- Increasing investment and improved operating efficiencies needed in water infrastructure industry

BUSINESS PERFORMANCE: LONG-TERM TARGETS

TOP-LINE GROWTH	Mueller Co. base business organic growth of **5%–10%+** in normalized end market conditions Metering and leak detection products and services **>20%**
EARNINGS LEVERAGE	Mueller Co. adjusted EBITDA margins of **25%+** in normalized end market conditions Metering and leak detection products and services adjusted EBITDA margins of **20%+** in 3 to 4 years Anvil adjusted EBITDA margins in **mid-teens** in normalized end market conditions
OTHER	Free cash flow greater than net income Improving working capital as a percentage of net sales

BROAD PRODUCT PORTFOLIO

Mueller Co.		ANVIL INTERNATIONAL
Est. 1857	**Historical Roots**	Est. 1999 (1850)
$730mm	**Net Sales**	$391mm
$93mm	**Adjusted Operating Income**(1)	$40mm
$45mm	**Depreciation & Amortization**(2)	$14mm
$137mm	**Adjusted EBITDA**(1)(2)	$55mm
Fire Hydrants Iron Gate Valves Metering Systems Leak Detection and Pipe Condition Assessment Butterfly, Ball & Plug Valves	**Product and Services Portfolio**	Cast Iron Fittings Pipe Nipples Fittings & Couplings Hangers & Supports

Note: All statistics are LTM ended September 30, 2013

1) Adjusted operating income excludes corporate expenses of $34 mm.
Mueller Co. excludes $1.5 mm of restructuring. Anvil excludes $0.1 mm of restructuring.

2) Depreciation and amortization excludes corporate depreciation of $0.4 mm.

WATER TRANSMISSION SOLUTIONS

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.



Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Fire Protection Hydrant and Valve
Corporation Valve
Curb Valve
Pipe Condition Assessment
Fittings, Couplings and Hangers
Metering Systems
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pump Station
Leak Detection
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International

WATER INFRASTRUCTURE LANDSCAPE

	FIRE HYDRANTS	GATE VALVES	BUTTERFLY & BALL VALVES	BRASS WATER PRODUCTS
				
Mueller Water Products	#1 PRODUCT POSITION ●	#1 PRODUCT POSITION ●	#1 PRODUCT POSITION ●	#2 PRODUCT POSITION ●
A.Y. McDonald				●
ACIPCO	●	●		
DeZURIK			●	
Ford Meter Box				●
McWane	●	●	●	

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Leading domestic manufacturer of piping system components





- Significant FY2013 net sales from #1 or #2 segment positions
- Customer service capabilities focused on quick delivery
- Domestically manufactured and internationally sourced products
- Network of more than 1,000 distributors and 4,000 distributor locations
- Track record of operational excellence (solid adjusted EBITDA margins)

ANVIL KEY MARKETS

KEY MARKETS	% FY 2013 NET SALES	MARKET DRIVERS	PRODUCTS	KEY COMPETITORS
Mechanical, Industrial & Fire Protection	75%	Non-Residential Construction	**Mechanical:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs	Victaulic, Ward, Erico, Wisconsin, Bonney Forge, Westbrook
			Fire Protection: O-Lets, Grooved, Iron Fittings, Staple Hangers, Pipe Nipples	Victaulic, Ward, Tolco, Wisconsin, Ceirco, Tyco
Energy (Oil & Gas)	20%	Oil & Gas	Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Malleable Iron	Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital
Power/High Pressure	5%	Power Need Development	Engineered Hangers	Lisega, Piping Tech, Bergen

STRATEGY AND OBJECTIVES



Capitalize on the large, attractive and growing water infrastructure markets worldwide

Maintain leadership positions with customers and end users	• Leveraging the Mueller brand • Developing value-added products and services	• Leveraging distribution network • Improving customer service levels
Continue to enhance operational and organizational excellence	• Strengthened balance sheet • Implemented Lean Six Sigma	• Consolidated plants • Divested U.S. Pipe
Broaden breadth and depth of products and services	• Introduced first wireless mesh agreement for water industry • Enhanced Advanced Metering Infrastructure (AMI) system with remote disconnect meter and consumer portal	• Offer leak detection and pipe condition assessment products and services • Developed fixed transmission and distribution main leak detection (pilot phase)
Expand internationally	• Increase exports • Evaluating opportunities	

Our End Markets



HISTORICAL HOUSING STARTS

New household formation will be the key to driving housing start demand back to normal levels



Historical Housing Starts (1959 - August 2013)
Seasonally Adjusted Annualized
Units in 000's
3,000
2,500
2,000
1,500
1,000
500
0
2013 Average =
1,460
Bottom of prior cycle
(798)
April 2009 - Lowest starts (499)
since Census Bureau began
keeping records in 1959



Year-Over-Year Change in Household Formation (12MMA)
2,500
2,000
1,500
1,000
500
0
1959-Present average household
formation is 1.2 million per year
Apr 2000
Apr 2001
Apr 2002
Apr 2003
Apr 2004
Apr 2005
Apr 2006
Apr 2007
Apr 2008
Apr 2009
Apr 2010
Apr 2011
Apr 2012
Apr 2013

Source: U.S. Census Bureau

NON-RESIDENTIAL CONSTRUCTION

The non-residential construction market remains stable



Non-Residential Construction
(Real $ in Billions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$288
$287
$281
$291
$327
$337
$287
$236
$223
$223
$214
$225
$237
$247
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Source: IHS
Data as of November 12, 2013



AIA Architectural Billing Index
Diffusion Index (> 50 = expansion)
65
60
55
50
45
40
35
30
Nov-95
Jun-96
Jan-97
Aug-97
Mar-98
Oct-98
May-99
Dec-99
Jul-00
Feb-01
Sep-01
Apr-02
Nov-02
Jun-03
Jan-04
Aug-04
Mar-05
Oct-05
May-06
Dec-06
Jul-07
Feb-08
Sep-08
Apr-09
Nov-09
Jun-10
Jan-11
Aug-11
Mar-12
Oct-12
May-13

Source: American Institute of Architects
Data as of October 22, 2013

AIA billings above "50" for 11 of the last 12 months

Mueller Water Products

Significant Market Opportunities



THE MARKET OPPORTUNITY IS SIGNIFICANT AND GROWING

REPAIR AND REPLACEMENT MARKET

- Valves and hydrants typically replaced at same time as pipes
- ASCE graded drinking water infrastructure a D[1]
- At least 40 cities under consent decrees: Atlanta, Washington, D.C. (WSSC), New Orleans



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
ACCELERATING NEED
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075 (2)

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[3]



STORAGE
$39.5 bn
TREATMENT
$72.5 bn
SOURCE
$20.5 bn
OTHER
$4.2 bn
TRANSMISSION & DISTRIBUTION
$247.5 bn
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384 bn

Sources

(1) ASCE: 2013 Report Card for America's Infrastructure
(2) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(3) EPA 2011 Drinking Water Needs Survey and Assessment

FUNDING WATER INFRASTRUCTURE REPAIR

HISTORICAL WATER RATES COMPARED TO OTHER UTILITIES[1]


500
450
400
350
300
250
200
150
100
50
0
Jan-53 Jan-55 Jan-57 Jan-59 Jan-61 Jan-63 Jan-65 Jan-67 Jan-69 Jan-71 Jan-73 Jan-75 Jan-77 Jan-79 Jan-81 Jan-83 Jan-85 Jan-87 Jan-89 Jan-91 Jan-93 Jan-95 Jan-97 Jan-99 Jan-01 Jan-03 Jan-05 Jan-07 Jan-09 Jan-11 Jan-13
CPI Water
CPI Nat Gas
CPI Postage
CPI All Items
CPI Local Phone
CPI Interstate Phone
CPI Electricity

Long-term trends in consumer prices (CPI) for utilities (1953-2013)

TOP THREE WATER INDUSTRY ISSUES [2]

- State of water and sewer infrastructure
- Lack of public understanding of the value of water
- Capital costs and availability

UTILITY COST OF SERVICE

- **80%** of utility participants don't think their utility is fully able to cover the cost of providing water service[2]
- **70%** reported their utility is on the path of full-cost pricing[2]

UTILITY SOURCES OF FUNDING

- Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,000[3]
- CPI for water and sewage maintenance increased 6% for last 12 months ended September 2013 [1]
- 90% funded at local level [4]

Sources

1. Bureau of Labor Statistics - FactSet
2. AWWA State of the Industry Report 2013
3. American Water Works Association 2012 Water and Wastewater Rate Survey
4. EPA Clean Water and Drinking Water Infrastructure

Mueller Water Products

SIGNIFICANT GROWTH OPPORTUNITIES

Factors Affecting Municipal Water Systems

Operational efficiencies
- Budget constraints
- Need to prioritize capital spending

Water Conservation
- 26 states in drought condition
- 240,000 water main breaks per year[1]

Non-revenue water
- 30% of treated water is lost or unaccounted for
- 1.7 trillion gallons lost per year at a national cost of $2.6 billion per year[2]

Customer service focus

1. EPA Aging Water Infrastructure Research Program
2. National Geological Survey
3. IHS and Management Estimates

Our Solutions

Intelligent Water Technology™

Smart Metering
- AMR
- AMI
- Remote Disconnect Meter
- Consumer Portal
- Distribution Main Leak Detection (pilot stage)

Leak Detection
- Pipe Condition Assessment
- Transmission Main Leak Detection (pilot stage)

Share of Market[3]

	2012	2017
Visual Read	20%	5%
AMR Meters	60%	40%
AMI Meters	20%	55%
N.A. Market Size	**$900mm**	**$1,350mm**

"Non-revenue water, particularly where system leaks are concerned, could be the root challenge to meeting operational, capital and water conservation challenges."

Black & Veatch *2013 Strategic Directions in the U.S. Water Industry*

OPPORTUNITIES: AMI/SMART METERING

OPPORTUNITY	SOLUTION	END USER	COMPETITORS
■ Acquired Arkion Systems in 2009 and merged it with Hersey Meters in 2011 to form Mueller Systems ■ Introduced AMI solution: MiNet® - Mueller Infrastructure Network for Utilities ■ Transition from one-way to two-way AMI systems ■ Develop new products to support and enhance compelling value proposition for network	Mueller SYSTEMS ■ Two-way mesh network ■ Enhanced AMI system • Mi.Hydrant™ (radio transceiver in fire hydrant) • Mi.Data™ (consumer portal) • 420 Remote Disconnect Meter • Automated Distribution Leak Detection (with Echologics – pilot stage) ■ One-way AMI system • MegaNet™	American Water Bentonville, AR Charlotte County, FL Jackson, MS Lebanon, OH Tullahoma, TN Winston-Salem, NC	Sensus Neptune Technology Group Badger Meter Aclara Itron

OPPORTUNITIES: LEAK DETECTION & PIPE CONDITION ASSESSMENT

OPPORTUNITY	SOLUTION	END USER	COMPETITORS
■ Acquired Echologics in 2010 ■ Leverage Mueller brand ■ Developed fixed transmission main leak detection solution (pilot stage) ■ International opportunities	echologics A DIVISION OF MUELLER CO. ■ Acoustic, non-invasive leak detection and pipe condition assessment ■ Proven technology	Las Vegas, NV New Orleans, LA Port Authority of New York and New Jersey Tampa, FL United Water Washington Suburban Sanitary Commission	pure TECHNOLOGIES Fragmented and regional competitors

Actions & Business Results



MANAGEMENT ACTIONS / INITIATIVES

Reduce costs and improve operating leverage

- Divested U.S. Pipe in FY2012
- Divested two non-core assets of Anvil in FY2010
- Implemented LEAN Six Sigma and other manufacturing improvements:
  - Increased production capacity without footprint expansion
  - Lowered labor costs
- Closed six plants since FY2006
- Consolidated distribution centers and smaller manufacturing facilities at Anvil

Manage working capital and capital expenditures to generate free cash flow

- Generated free cash flow of $78.5 mm in FY2013 up from $45.4 mm in FY2012
- Reduced debt by $495 mm from Sept. 30, 2008 through Sept. 30, 2013
- Inventory turns improved at Sept. 30, 2013 compared to prior year
- Average accounts receivable, inventory, and accounts payable as a percent of net sales declined 110 basis points FY2013 vs. FY2012

Pursue strategic growth opportunities by leveraging the Mueller brand

- Acquired and invested in AMI technology
- Established first AMI wireless mesh agreement for water industry
- Entered advanced metering agreement with Landis+Gyr for electric meters
- Acquired leak detection and pipe condition assessment products and services
- Developed fixed leak detection product capabilities (pilot stage)

HISTORY OF STRONG FINANCIAL PERFORMANCE

(See Appendices for GAAP Reconciliation)



Mueller Co.
(1)
$509 $536 $618 $664 $804 $756 $718 $547 $613 $606 $652 $730
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
25.7% 25.9% 27.0% 28.6% 30.8% 27.4% 24.9% 18.5% 21.4% 17.0% 16.2% 18.8%
$131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $137
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Net Sales
($ in millions)

Adjusted EBITDA & Adj. EBITDA Margins
($ in millions)



ANVIL INTERNATIONAL
(2)
$393 $387 $431 $485 $535 $556 $595 $470 $347 $359 $372 $391
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
12.2% 9.8% 10.9% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.2% 14.0% 13.9%
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48 $52 $55
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

(1) Fiscal year ended September 30. Reflects inventory step-up costs of $53 million in 2006; restructuring charges of $2 million in 2009; goodwill impairment charges of $819 million in 2009; restructuring charges of $0.1 million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $2.5 million in 2012; restructuring charges of $1.5 million in 2013

(2) Excludes inventory step-up costs of $17 million in 2006; restructuring costs of $4 million in 2009; goodwill impairment charges of $93 million in 2009; restructuring charges of $1 million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $0.3 million in 2012; restructuring charges of $0.1 million in 2013.

CONSOLIDATED NON-GAAP RESULTS

- Increased adjusted operating income 47% fourth quarter year-over-year. Increased adjusted EBITDA 27% fourth quarter year-over-year.
- Strong mix at Mueller Co. contributed to adjusted operating income improvement of 40% fourth quarter year-over-year and adjusted operating margin improved 430bps to 15.8%. Domestic dollar shipments of valves, hydrants and brass products increased 13.7% fourth quarter year-over-year.
- Anvil net sales up 8.8% and adjusted operating income up 30% fourth quarter year-over-year.
- Generated free cash flow of $78.5 million for the full year, up $33.1 million over 2012.
- Reduced net debt leverage to 3.0x at September 30, 2013.

4Q FISCAL	2013	2012
Net Sales	$293.2	$281.1
Adj. Operating Income	$33.4	$22.7
Adj. Operating Margin	11.4%	8.1%
Adj. Net Income per diluted share	$0.08	$0.03
Adj. EBITDA	$48.2	$38.1
Adj. EBITDA Margin	16.4%	13.6%

$ in millions (except per share amounts)

4Q13 results exclude restructuring costs of $0.2 million, $0.1 million net of tax; $4.4 million tax benefit for valuation allowance on deferred tax assets. Results are for continuing operations.

4Q12 results exclude restructuring costs of $0.8 million, $0.5 million net of tax; interest rate swap costs of $0.7 million, $0.4 million net of tax. Results are for continuing operations.

DEBT STRUCTURE

- Net debt leverage of 3.0x at September 30, 2013
- Net debt of $477.2 million at September 30, 2013
- Debt maturities with no significant required principal payments before 2017
- No financial maintenance covenants with excess availability at the greater of $22.5 million or 10.0% of facility amount
  - $159.4 million of excess availability (as measured using September 30, 2013 data)

DEBT STRUCTURE AT SEPTEMBER 30, 2013		
$225 million	$420 million	$178 million
ABL Agreement Expires 2017	7.375% Senior Subordinated Notes due 2017	8.75% Senior Unsecured Notes due 2020



Debt Maturity (at 9/30/2013)
($ in millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$0
$0
$0
$0
$420
$0
$0
$180
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

$225 million ABL has $0 outstanding at 9/30/13 and matures in 2017

Total debt has declined $948 million since 2006

Total Debt
($ in millions)



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
$601
Mar-2006
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013

Mueller Water Products

POTENTIAL USES OF CASH

- Debt reduction
- Acquisitions
- Dividends
- Growth opportunities



Free Cash Flow
($ in millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$76
$29
$45
$79
FY2010
FY2011
FY2012
FY2013

WHY INVEST IN MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Expected strong operating leverage when end markets recover

- Recovery of residential construction market
- Increased municipal spending
- Operational excellence initiatives

Strong competitive position

- Leading brand position with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants

Leveraging strengths with emerging trends

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop Intelligent Water Technology™ solutions
- Strategic acquisitions / partnerships

Supplemental Data



SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Quarter ended September 30, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 191.0	$ 102.2	$ -	$ 293.2
Gross profit	$ 58.3	$ 30.5	$ -	$ 88.8
Selling, general and administrative expenses	28.2	17.6	9.6	55.4
Restructuring expenses	0.3	-	(0.1)	0.2
Operating income (loss)	$ 29.8	$ 12.9	$ (9.5)	33.2
Interest expense, net				12.7
Income tax expense				3.7
Income from continuing operations				16.8
Loss from discontinued operations, net of tax				(3.3)
Net income				$ 13.5
Net income (loss) per diluted share:				
Continuing operations				$ 0.10
Discontinued operations				(0.02)
Net income				$ 0.08
Capital expenditures	$ 8.5	$ 4.0	$ 0.1	$ 12.6
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 29.8	$ 12.9	$ (9.5)	$ 33.2
Restructuring	0.3	-	(0.1)	0.2
Adjusted operating income (loss)	30.1	12.9	(9.6)	33.4
Depreciation and amortization	11.1	3.6	0.1	14.8
Adjusted EBITDA	$ 41.2	$ 16.5	$ (9.5)	$ 48.2
Adjusted operating margin	15.8%	12.6%		11.4%
Adjusted EBITDA margin	21.6%	16.1%		16.4%
Adjusted net income:				
Net income				$ 13.5
Discontinued operations, net of tax				3.3
Restructuring, net of tax				0.1
Deferred tax asset valuation allowance adjustment				(4.4)
Adjusted net income				$ 12.5
Adjusted net income per diluted share				$ 0.08
Free cash flow:				
Net cash provided by operating activities				$ 71.3
Less capital expenditures				(12.6)
Free cash flow				$ 58.7
Net debt (end of period):				
Current portion of long-term debt				$ 1.3
Long-term debt				599.5
Total debt				600.8
Less cash and cash equivalents				(123.6)
Net debt				$ 477.2
Adjusted EBITDA:				
Current quarter				$ 48.2
Three prior quarters				109.8
Adjusted EBITDA				$ 158.0
Net debt leverage (net debt divided by adjusted EBITDA)				3.0

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Quarter ended September 30, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 187.2	$ 93.9	$ -	$ 281.1
Gross profit	$ 49.1	$ 27.5	$ -	$ 76.6
Selling, general and administrative expenses	27.6	17.6	8.7	53.9
Restructuring expenses	0.6	0.1	0.1	0.8
Operating income (loss)	$ 20.9	$ 9.8	$ (8.8)	21.9
Interest expense, net				13.8
Income tax expense				3.8
Income from continuing operations				4.3
Loss from discontinued operations, net of tax				(0.8)
Net income				$ 3.5
Net income (loss) per diluted share:				
Continuing operations				$ 0.03
Discontinued operations				(0.01)
Net income				$ 0.02
Capital expenditures	$ 8.0	$ 3.9	$ -	$ 11.9
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 20.9	$ 9.8	$ (8.8)	$ 21.9
Restructuring	0.6	0.1	0.1	0.8
Adjusted operating income (loss)	21.5	9.9	(8.7)	22.7
Depreciation and amortization	11.6	3.6	0.2	15.4
Adjusted EBITDA	$ 33.1	$ 13.5	$ (8.5)	$ 38.1
Adjusted operating margin	11.5%	10.5%		8.1%
Adjusted EBITDA margin	17.7%	14.4%		13.6%
Adjusted net income:				
Net income				$ 3.5
Discontinued operations, net of tax				0.8
Restructuring, net of tax				0.5
Interest rate swap settlement costs, net of tax				0.4
Adjusted net income				$ 5.2
Adjusted net income per diluted share				$ 0.03
Free cash flow:				
Net cash provided by operating activities				$ 52.3
Less capital expenditures				(11.9)
Free cash flow				$ 40.4
Adjusted EBITDA:				
Current quarter				$ 38.1
Three prior quarters				89.4
Adjusted EBITDA				$ 127.5

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 729.5	$ 391.3	$ -	$ 1,120.8
Gross profit	$ 201.1	$ 112.1	$ -	$ 313.2
Selling, general and administrative expenses	108.3	71.8	34.3	214.4
Restructuring expenses	1.5	0.1	(0.1)	1.5
Operating income (loss)	$ 91.3	$ 40.2	$ (34.2)	97.3
Interest expense, net				51.7
Loss on early extinguishment of debt				1.4
Income tax expense				8.8
Income from continuing operations				35.4
Income from discontinued operations, net of tax				5.4
Net income				$ 40.8
Net income per diluted share:				
Continuing operations				$ 0.22
Discontinued operations				0.03
Net income				$ 0.25
Capital expenditures	$ 23.1	$ 12.3	$ 0.2	$ 35.6
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 91.3	$ 40.2	$ (34.2)	$ 97.3
Restructuring	1.5	0.1	(0.1)	1.5
Adjusted operating income (loss)	92.8	40.3	(34.3)	98.8
Depreciation and amortization	44.6	14.2	0.4	59.2
Adjusted EBITDA	$ 137.4	$ 54.5	$ (33.9)	$ 158.0
Adjusted operating margin	12.7%	10.3%		8.8%
Adjusted EBITDA margin	18.8%	13.9%		14.1%
Adjusted net income:				
Net income				$ 40.8
Discontinued operations, net of tax				(5.4)
Restructuring, net of tax				0.8
Loss on early extinguishment of debt, net of tax				0.8
Deferred tax asset valuation allowance adjustment				(8.9)
Adjusted net income				$ 28.1
Adjusted net income per diluted share				$ 0.18
Free cash flow:				
Net cash provided by operating activities				$ 114.1
Less capital expenditures				(35.6)
Free cash flow				$ 78.5
Net debt (end of period):				
Current portion of long-term debt				$ 1.3
Long-term debt				599.5
Total debt				600.8
Less cash and cash equivalents				(123.6)
Net debt				$ 477.2
Adjusted EBITDA:				
Current quarter				$ 48.2
Three prior quarters				109.8
Adjusted EBITDA				$ 158.0
Net debt leverage (net debt divided by adjusted EBITDA)				3.0

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 652.4	$ 371.5	$ -	$ 1,023.9
Gross profit	$ 162.8	$ 108.3	$ -	$ 271.1
Selling, general and administrative expenses	102.6	70.7	30.9	204.2
Restructuring expenses	2.5	0.3	-	2.8
Operating income (loss)	$ 57.7	$ 37.3	$ (30.9)	64.1
Interest expense, net				59.9
Loss on early extinguishment of debt				1.5
Income tax expense				7.9
Loss from continuing operations				(5.2)
Loss from discontinued operations, net of tax				(103.2)
Net loss				$ (108.4)
Net loss per diluted share:				
Continuing operations				$ (0.03)
Discontinued operations				(0.66)
Net loss				$ (0.69)
Capital expenditures	$ 20.0	$ 11.4	$ -	$ 31.4
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 57.7	$ 37.3	$ (30.9)	$ 64.1
Restructuring	2.5	0.3	-	2.8
Adjusted operating income (loss)	60.2	37.6	(30.9)	66.9
Depreciation and amortization	45.7	14.3	0.6	60.6
Adjusted EBITDA	$ 105.9	$ 51.9	$ (30.3)	$ 127.5
Adjusted operating margin	9.2%	10.1%		6.5%
Adjusted EBITDA margin	16.2%	14.0%		12.5%
Adjusted net income:				
Net loss				$ (108.4)
Discontinued operations, net of tax				103.2
Valuation allowance against beginning of the year				5.9
Interest rate swap settlement costs, net of tax				3.0
Restructuring, net of tax				1.7
Loss on early extinguishment of debt, net of tax				0.9
Adjusted net income				$ 6.3
Adjusted net income per diluted share				$ 0.04
Free cash flow:				
Net cash provided by operating activities				$ 76.8
Less capital expenditures				(31.4)
Free cash flow				$ 45.4
Net debt (end of period):				
Current portion of long-term debt				$ 1.1
Long-term debt				621.7
Total debt				622.8
Less cash and cash equivalents				(83.0)
Net debt				$ 539.8
Adjusted EBITDA:				
Current quarter				$ 38.1
Three prior quarters				89.4
Adjusted EBITDA				$ 127.5
Net debt leverage (net debt divided by adjusted EBITDA)				4.2

Mueller Water Products

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